                                      EXHIBIT 10.3

                             THE TRANSFER OF THIS AGREEMENT IS
                          SUBJECT TO CERTAIN PROVISIONS CONTAINED
                       HEREIN AND TO RESALE RESTRICTIONS UNDER THE
                         SECURITIES ACT OF 1933, AS AMENDED, AND
                             APPLICABLE STATE SECURITIES LAWS


                                  STOCK OPTION AGREEMENT


     This Stock Option Agreement, dated as of June 25, 1996 (the
"Agreement"), is made by and between Mid-Peninsula Bancorp, a California corporation ("Issuer"), and Cupertino National Bancorp, a California corporation ("Grantee").

     WHEREAS, Grantee and Issuer have entered into an Agreement and Plan of Reorganization and Merger dated June 5, 1996 (the "Reorganization
Agreement"), providing for, among other things, the merger of Grantee with and into Issuer (the "Merger"), with Issuer concurrently changing its name to Greater Bay Bancorp and being the surviving corporation; and

     WHEREAS, as a condition and inducement to Grantee's execution of the Reorganization Agreement, and in consideration of the grant of the option granted pursuant to the Stock Option Agreement, dated the date hereof, between Issuer as grantee and Grantee as issuer (the "Reciprocal Option"), Issuer has agreed to grant to Grantee the Option (as defined below).

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Reorganization Agreement, and intending to be legally bound hereby, Issuer and Grantee agree as follows:

     1. DEFINED TERMS. Capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Reorganization Agreement. As used in this Agreement, the following terms shall have the meanings indicated:

          (a) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (b) "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

          (c) "Holder" means Grantee and, to the extent Grantee has assigned its rights and obligations under this Agreement as permitted herein, any subsidiary of Grantee, but only to the extent such entity is the holder of rights afforded by this Agreement at the time such rights are exercised or otherwise asserted.

                                              Page 30 of 69 Pages

          (d) "Person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act and the rules and regulations thereunder.

          (e)  "Securities Act" means the Securities Act of 1933, as amended.

     2. GRANT OF OPTION. Subject to the terms and conditions set forth herein, Issuer hereby grants to Grantee an irrevocable option (the "Option") to purchase up to 307,504 shares (the "Option Shares") of Common Stock, no par value ("Issuer Common Stock"), of Issuer at a purchase price per Option Share of Twenty and 45/100ths Dollars ($20.45) (the "Purchase Price"). The Purchase Price and the number of Option Shares that may be received upon the exercise of the Option are subject to adjustment as set forth below.

     3.   EXERCISE OF OPTION.

          (a) The Holder may exercise the Option, in whole or in part, at any time and from time to time following the occurrence of a Purchase Event (as defined below); PROVIDED THAT the Option shall terminate and be of no further force and effect upon the earliest to occur of:

               (i)   the Effective Time of the Merger; or

               (ii)  12 months after the first occurrence of a Purchase Event;
or

               (iii) 18 months after the termination of the Reorganization Agreement on or following the occurrence of a Preliminary Purchase Event (as defined below); or

               (iv) termination of the Reorganization Agreement in accordance with the terms thereof prior to the occurrence of a Purchase Event or a Preliminary Purchase Event; or

               (v) the date on which the Reciprocal Option shall have become exercisable, in whole or in part, in accordance with its terms.

Notwithstanding anything to the contrary contained herein, (A) the Option may not be exercised at any time when Grantee shall be in breach of any of its covenants or agreements contained in the Reorganization Agreement such that Issuer shall be entitled (without regard to any grace period provided therein) to terminate the Reorganization Agreement pursuant to Section 12b(vii) thereof, whether or not Issuer shall have so terminated the Reorganization Agreement; (B) this Agreement and the Option shall terminate automatically upon the termination of the Reorganization Agreement by Issuer pursuant to Section 12b(vii) thereof; and (C) any purchase of shares upon exercise of the Option shall be subject to compliance with applicable law, including, without limitation, the Bank Holding Company Act of 1956, as amended.

                                              Page 31 of 69 Pages

          (b) As used herein, a "Purchase Event" means any of the following events:

               (i) The Board of Directors of Issuer shall have approved, or recommended to the Issuer's shareholders that they approve, a proposal received by Issuer from a person (other than Grantee or any subsidiary of Grantee) to effect an Acquisition Transaction (as defined below), Tender Offer (as defined below) or Exchange Offer (as defined below); or

               (ii) Issuer, without having received Grantee's prior written consent, shall have entered into an agreement with any person (other than Grantee or any subsidiary of Grantee) to effect an Acquisition Transaction; or

               (iii) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act and the rules and regulations promulgated thereunder) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of fifteen percent (15%) or more of the then outstanding shares of Issuer Common Stock.

As used herein, the term "Acquisition Transaction" shall mean (A) a merger, consolidation or similar transaction involving Issuer or any of its subsidiaries (other than internal mergers, reorganizations, consolidations or dissolutions involving only Issuer and/or existing subsidiaries and other than a merger, consolidation or similar transaction in which the common shareholders of Issuer immediately prior thereto in the aggregate own at least seventy-five percent (75%) of the common stock of the surviving or successor corporation immediately after the consummation thereof), (B) the disposition, by sale, lease, exchange or otherwise, of fifteen (15%) or more of the consolidated assets or deposit liabilities of Issuer and its subsidiaries, or (C) a purchase or other acquisition (including by way of merger, consolidation, share exchange or any similar transaction), other than by Issuer or its subsidiaries, of securities representing fifteen percent (15%) or more of the voting power of Issuer or any of its subsidiaries.

          (c) As used herein, a "Preliminary Purchase Event" means any of the following events:

               (i) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership of, or the right to acquire beneficial ownership of, or any "group" (as defined under the Exchange Act and the rules and regulations thereunder) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, ten percent (10%) or more of the then outstanding shares of Issuer Common Stock; or

                                              Page 32 of 69 Pages

               (ii) any person (other than Grantee or any subsidiary of Grantee) shall have commenced (as such term is defined in Rule 14d-2 under the Exchange Act), or shall have filed a registration statement under the Securities Act with respect to, a tender offer or exchange offer to purchase any shares of Issuer Common Stock such that, upon consummation of such offer, such person would own or control ten percent (10%) or more of the then outstanding shares of Issuer Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer", respectively); or

               (iii) Issuer, without having received Grantee's prior written consent, shall have entered into an agreement with any person (other than Grantee or any subsidiary of Grantee) with respect to, or the Board of Directors of Issuer shall have recommended that the shareholders of Issuer approve or accept, a purchase or other acquisition (including by way of merger, consolidation, share exchange or any similar transaction), other than by Issuer or its subsidiaries, representing ten percent (10%) or more of the voting power of Issuer or any of its subsidiaries; or

               (iv) any person (other than Grantee or any subsidiary of Grantee) shall have filed an application or notice with the Federal Reserve Board or other federal or state regulatory authority, which application or notice has been accepted for processing, for approval to engage in an Acquisition Transaction; or

               (v) the holders of Issuer Common Stock shall not have approved the Reorganization Agreement at the meeting of such shareholders held for the purpose of voting on the Reorganization Agreement, such meeting shall not have been held or shall have been canceled prior to termination of the Reorganization Agreement, or Issuer's Board of Directors shall have withdrawn or modified in a manner adverse to Grantee the recommendation of Issuer's Board of Directors with respect to the Reorganization Agreement, in each case after it shall have been publicly announced that any person (other than Grantee or any subsidiary of Grantee) shall have (A) made or disclosed an intention to make a proposal to engage in an Acquisition Transaction or
(B) commenced a Tender Offer or filed a registration statement under the Securities Act with respect to an Exchange Offer.

          (d) Issuer shall notify Grantee promptly in writing of the occurrence of any Purchase Event or Preliminary Purchase Event; PROVIDED, HOWEVER, such notice shall not be a condition to the right of the Holder to exercise the Option.

          (e) In the event Holder wishes to exercise the Option, it shall send to Issuer a written notice (dated the date on which it is sent to Issuer, which date is referred to as the "Notice Date") specifying (i) the total number of Option Shares it intends to purchase pursuant to such exercise and (ii) a date not earlier than three (3) business days nor later than fifteen (15) business days from the Notice Date for the closing (the "Closing") of such purchase (the "Closing Date"). The Closing shall be held at the Issuer's principal office or at such other place as Issuer and Holder may agree. If prior notification to or approval of the Federal Reserve Board or any other regulatory authority is required as a condition precedent

                                              Page 33 of 69 Pages
to such purchase, then (A) Holder shall promptly file and process the required notice or application for approval; (B) Issuer shall cooperate with Holder in the filing of the required notice or application for approval and the obtaining of any such approval; and (C) the Closing Date shall be subject to extension for such period of time, not to exceed six (6) months, as may be necessary to permit the Holder to submit such filing to, and, if necessary, to obtain such approval from, the Federal Reserve Board or other applicable regulatory authority; PROVIDED, HOWEVER, that the notice of Option exercise and such governmental filing must be made, and the Notice Date must be, no later than the date on which the Option would otherwise terminate. Any exercise of the Option shall be deemed to have occurred on the Notice Date.

     4.   PAYMENT AND DELIVERY OF CERTIFICATES.

          (a) On each Closing Date, Holder shall (i) pay to Issuer, in immediately available funds by wire transfer to a bank account designated by Issuer, an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased on such Closing Date and (ii) present and surrender this Agreement to the Issuer at the address of the Issuer specified in Section 11(g) hereof.

          (b) At each Closing, simultaneously with the delivery of immediately available funds and surrender of this Agreement as provided in
Section 4(a), (i) Issuer shall deliver to Holder (A) a certificate or certificates representing the Option Shares to be purchased at such Closing, which Option Shares shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever, and (B) if the Option is exercised in part only, an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the shares of Issuer Common Stock purchasable hereunder; and (ii) Holder shall deliver to Issuer a letter agreeing that Holder shall not offer to sell or otherwise dispose of such Option Shares in violation of the provisions of this Agreement or applicable state and federal securities laws.

          (c) Certificates for the Option Shares delivered at each Closing shall be endorsed with a restrictive legend which shall read substantially as follows:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR QUALIFIED OR REGISTERED UNDER THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND UNTIL THEY HAVE BEEN QUALIFIED OR REGISTERED UNDER APPLICABLE STATE SECURITIES LAWS, UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE ISSUER, STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THE

                                              Page 34 of 69 Pages

     SECURITIES REPRESENTED BY THIS CERTIFICATE IS ALSO
     SUBJECT TO RESALE RESTRICTIONS ARISING UNDER THE TERMS OF A STOCK OPTION AGREEMENT DATED AS OF JUNE 5, 1996, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE SECRETARY OF THE ISSUER.

It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if Holder shall have delivered to Issuer a copy of a letter from the staff of the SEC, or an opinion of counsel in form and substance reasonably satisfactory to Issuer and its counsel, to the effect that such legend is not required for purposes of the Securities Act or applicable state securities laws.

     5. REPRESENTATIONS AND WARRANTIES OF ISSUER. Issuer hereby represents and warrants to Grantee as follows:

          (a) DUE AUTHORIZATION. Issuer has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Issuer. This Agreement has been duly executed and delivered by Issuer.

          (b) AUTHORIZED STOCK. Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and, at all times from the date hereof until the obligation to deliver Issuer Common Stock upon the exercise of the Option terminates, will have reserved for issuance, upon exercise of the Option, shares of Issuer Common Stock necessary for Holder to exercise the Option, and Issuer will take all necessary corporate action to authorize and reserve for issuance all additional shares of Issuer Common Stock or other securities which may be issued pursuant to Section 7 upon exercise of the Option. The shares of Issuer Common Stock to be issued upon due exercise of the Option, including all additional shares of Issuer Common Stock or other securities which may be issuable pursuant to Section 7, upon issuance pursuant hereto, shall be duly and validly issued, fully paid and nonassessable, and shall be delivered free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever, including any preemptive rights of any stockholder of Issuer.

     6. REPRESENTATIONS AND WARRANTIES OF GRANTEE. Grantee hereby represents and warrants to Issuer that:

          (a) DUE AUTHORIZATION. Grantee has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly

                                              Page 35 of 69 Pages
authorized by all necessary corporate action on the part of Grantee. This Agreement has been duly executed and delivered by Grantee.

          (b) PURCHASE NOT FOR DISTRIBUTION. This Option is not being, and any Option Shares or other securities acquired by Grantee upon exercise of the Option will not be, acquired with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act and applicable state securities laws.

     7.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

          (a) In the event of any change in Issuer Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, combination, exchange of shares or similar transaction, the type and number of shares or securities subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, and proper provision shall be made in the documentation pertaining to such transaction so that Holder shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Holder would have received in respect of Issuer Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. If any additional shares of Issuer Common Stock are issued after the date of this Agreement (whether upon exercise of stock options or otherwise but excluding any issuance pursuant to an event described in the first sentence of this Section 7(a)), the number of shares of Issuer Common Stock subject to the Option shall be adjusted so that, after such issuance, such number of shares, together with any shares of Issuer Common Stock previously issued pursuant hereto, equals nineteen percent (19%) of the number of shares of Issuer Common Stock then issued and outstanding, without giving effect to any shares subject to or issued pursuant to the Option (with any fractional share being rounded up to the next full share). Issuer agrees that in no event shall the number of shares of Issuer Common Stock issued after the date of this Agreement pursuant to the preceding sentence, together with the number of shares of Issuer Common Stock subject to the Option, adjusted as aforesaid, exceed the number of available authorized but unissued and unreserved shares of Issuer Common Stock.

          (b) In the event that Issuer shall, prior to the occurrence of an event set forth in Section 3(a) terminating the Holder's right to exercise the Option, enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Issuer Common Stock shall be changed into or exchanged for stock or other securities of Issuer or any other person or cash or any other property or the outstanding shares of Issuer Common Stock immediately prior to such merger shall after such merger represent less than fifty percent (50%) of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its consolidated assets or deposit liabilities to any person other than

                                              Page 36 of 69 Pages

Grantee or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Grantee, of either
(A) the Acquiring Corporation (as defined below), or (B) any person that controls the Acquiring Corporation, (such person being referred to as the "Substitute Option Issuer").

          (c) The Substitute Option shall have the same terms as the Option, PROVIDED THAT if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Grantee. The Substitute Option Issuer shall also enter into an agreement with the then holder or holders of the Substitute Option in substantially the same form as this Agreement (after giving effect for such purposes to the provisions of this Agreement), which shall be applicable to the Substitute Option.

          (d) The Substitute Option shall be exercisable for such number of shares of the Substitute Common Stock (as is hereinafter defined) as is equal to the Assigned Value (as is hereinafter defined) multiplied by the number of shares of the Issuer Common Stock for which the Option was theretofore exercisable, divided by the Average Price (as is hereinafter defined). The exercise price of the Substitute Option per share of the Substitute Common Stock (the "Substitute Purchase Price") shall then be equal to the Purchase Price multiplied by a fraction in which the numerator is the number of shares of the Issuer Common Stock for which the Option was theretofore exercisable and the denominator is the number of shares of the Substitute Common Stock for which the Substitute Option is exercisable.

          (e) As used herein, the following terms have the meanings indicated:

               (i) "Acquiring Corporation" shall mean (A) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (B) Issuer in a merger in which Issuer is the continuing or surviving person, and (C) the transferee of all or any substantial part of the Issuer's assets (or the assets of its subsidiaries).

               (ii) "Substitute Common Stock" shall mean the common stock issued by the Substitute Option Issuer upon exercise of the Substitute Option.

               (iii) "Assigned Value" shall mean the highest of (A) the price per share of the Issuer Common Stock at which a Tender Offer or Exchange Offer therefor has been made by any person (other than Grantee or a subsidiary of Grantee), (B) the price per share of the Issuer Common Stock to be paid by any person (other than Grantee or a subsidiary of Grantee) pursuant to an agreement with Issuer, and (C) the highest bid price per share of Issuer Common Stock as quoted by the brokerage firms acting as market makers for Issuer's Common Stock prior to the listing of Issuer's Common Stock on the NASDAQ National Market System and thereafter, on the NASDAQ Stock Market or other principal trading market or securities exchange on which such shares are traded as reported by a

                                              Page 37 of 69 Pages

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recognized source within the six-month period immediately preceding the effective date of the agreement governing the transaction described in
Section 7(b) which gave rise to the Substitute Option; PROVIDED, HOWEVER, that in the event of a sale of less than all of Issuer's consolidated assets or deposit liabilities, the Assigned Value shall be the sum of the price paid in such sale for such assets or deposit liabilities and the current market value of the remaining consolidated net assets of Issuer as determined by a nationally recognized investment banking firm selected by the Holder (or by a majority in interest of the Holders if there shall be more than one Holder (a "Holder Majority")) and reasonably acceptable to Issuer, divided by the number of shares of the Issuer Common Stock outstanding at the time of such sale. In the event that an exchange offer is made for the Issuer Common Stock or an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for the Issuer Common Stock shall be determined by a nationally recognized investment banking firm by Holder (or a Holder Majority) and reasonably acceptable to Issuer.

               (iv) "Average Price" shall mean the average closing price determined as described above prior to and following the listing of Issuer's common stock on the NASDAQ National Market System of a share of the Substitute Common Stock for the one year immediately preceding the effective date of the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of the Substitute Common Stock on the day preceding such consolidation, merger or sale; PROVIDED THAT if Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by Issuer, the person merging into Issuer or by any company which controls or is controlled by such merging person, as Holder may elect.

          (f) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than nineteen percent (19%) of the aggregate of the shares of the Substitute Common Stock outstanding prior to exercise of the Substitute Option (with any fractional share being rounded up to the next full share).

          (g) Issuer shall not enter into any transaction described in subsection (b) of this Section 7 unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Issuer hereunder and take all other actions that may be necessary so that the provisions of this Section 7 are given full force and effect (including, without limitation, any action that may be necessary so that the shares of Substitute Common Stock are in no way distinguishable from or have lesser economic value than other shares of common stock issued by the Substitute Option Issuer).

          (h) At the written request of Holder delivered to the Substitute Option Issuer prior to the occurrence of an event set forth in Section 3(a) above terminating the Substitute Option, the Substitute Option Issuer shall repurchase from Holder (i) the Substitute Option and/or (ii) all Substitute Common Stock theretofore purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this Section 7(h) is referred to as the "Substitute Option Request

                                              Page 38 of 69 Pages

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Date."  Such repurchase shall be at an aggregate price (the "Substitute
Option Repurchase Consideration") equal to the sum of (A) the excess, if any, of (1) the Highest Closing Price (as defined below) for each share of Substitute Common Stock over (2) the Substitute Purchase Price per share of Substitute Common Stock, multiplied by the number of shares of Substitute Common Stock for which the Substitute Option may then be exercised and as to which Holder has exercised its repurchase right hereunder, plus (B) the Highest Closing Price for each share of Substitute Common Stock multiplied by the number of shares of Substitute Common Stock acquired by Holder upon exercise of the Option or Substitute Option and as to which Holder has exercised its repurchase right hereunder. The term "Highest Closing Price" shall mean the highest bid price per share of Substitute Common Stock as quoted by the brokerage firms acting as market makers for the Substitute Common Stock prior to the listing of the Substitute Common Stock on any national securities exchange and thereafter as reported by the principal trading market or securities exchange on which such shares are traded, during the sixty (60) business days preceding the Substitute Option Request Date.

          (i) The provisions of Sections 8(b), 8(c), 9 and 10 shall apply, with appropriate adjustments, to any securities for which the Option becomes exercisable pursuant to this Section 7 and as applicable, references in such sections to "Issuer", "Option", "Purchase Price", "Issuer Common Stock", "Repurchase Consideration", and "Request Date" shall be deemed to be references to "Substitute Option Issuer", "Substitute Option", "Substitute Purchase Price", "Substitute Common Stock", "Substitute Option Repurchase Consideration", and "Substitute Option Request Date", respectively.

     8.   REPURCHASE AT THE OPTION OF GRANTEE.

          (a) At any time after the first occurrence of a Repurchase Event (as defined in Section 8(e) below), at the written request of Holder delivered to Issuer prior to the occurrence of an event set forth in Section 3(a) above terminating the Option, Issuer shall repurchase from Holder (i) the Option and (ii) all Option Shares theretofore purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this Section 8 is referred to as the "Request Date." Such repurchase shall be at an aggregate price (the "Repurchase Consideration") equal to the sum of:

               (i) the aggregate Purchase Price paid by Holder for any Option Shares acquired pursuant to the Option with respect to which Holder then has beneficial ownership;

               (ii) the excess, if any, of (A) the Applicable Price (as defined below) for each Option Share over (B) the Purchase Price per Option Share (subject to adjustment pursuant to Section 7(a)), multiplied by the number of Option Shares with respect to which the Option has not been exercised; and

                                              Page 39 of 69 Pages

               (iii) the excess, if any, of the Applicable Price over the Purchase Price (subject to adjustment pursuant to Section 7(a)) paid (or, in the case of Option Shares with respect to which the Option has been exercised but the Closing Date has not occurred, payable) by Holder for each Option Share with respect to which the Option has been exercised and with respect to which Holder then has beneficial ownership, multiplied by the number of such shares.

          (b) If Holder exercises its rights under this Section 8, Issuer shall, within ten (10) business days after the Request Date, pay the Repurchase Consideration to Holder in immediately available funds, and Holder shall surrender to Issuer the Option and the certificates evidencing the Option Shares purchased thereunder with respect to which Holder then has beneficial ownership and has designated to be repurchased, and Holder shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all liens, claims, charges and encumbrances of any kind whatsoever.

          (c) Notwithstanding the provisions hereof to the contrary, to the extent that Issuer is prohibited under applicable law, regulation or administrative policy from repurchasing all or any portion of the Option or Option Shares, then (i) Issuer shall promptly give notice of such fact to Holder; (ii) Issuer shall, from time to time subject to the last sentence of this Section 8(c), deliver to Holder that portion of the Repurchase Consideration that it is not then so prohibited from paying; (iii) at Holder's request, Issuer shall promptly file any required notice or application for approval and expeditiously process the same. After Holder's receipt of such notice from Issuer, Issuer shall not be in breach of its repurchase obligation hereunder to the extent it is or remains, despite reasonable efforts to obtain any required approvals, legally prohibited from repurchasing the Option or Option Shares. Holder shall have the right (A) to revoke its request for repurchase with respect to the portion of the Option or Option Shares that Issuer is prohibited from repurchasing, (B) to require Issuer to deliver to Holder the Option and/or Option Shares Issuer is prohibited from repurchasing, and (C) to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less the number of such Option Shares in respect of which the Repurchase Consideration has been lawfully paid. Notwithstanding anything herein to the contrary, Issuer shall not be obligated to repurchase all or any part of the Option or Option Shares pursuant to more than one written request from Holder, except that Issuer shall be obligated to repurchase, pursuant to more than one written request, any Option or Option Shares in the event that Holder (1) has revoked its request for repurchase in accordance with the provisions of this Section 8 prior to the occurrence of an event set forth in
Section 3(a) terminating the Holder's right to exercise the Option and (2) has delivered, prior to such event, a new written notice requesting a repurchase. If an event set forth in Section 3(a) terminating the Holder's right to exercise the Option occurs prior to, or is scheduled to occur within, sixty (60) days after the date of the notice by Issuer described in clause 8(c)(i) above, then, notwithstanding the occurrence of such terminating event, Holder shall have the right to receive the Repurchase Consideration to the extent Issuer is or becomes, within a sixty (60) day period from the date of such notice by Issuer, legally permitted to repurchase. Except as set forth in the preceding sentence, Holder's repurchase rights under this Agreement shall

                                              Page 40 of 69 Pages
terminate concurrently with the termination of Holder's right to exercise the Option, pursuant to Section 3(a).

          (d) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of Issuer Common Stock paid for any such share by the person or groups described in Section 8(e)(i), (ii) the price per share of Issuer Common Stock received by holders of Issuer Common Stock in connection with any merger or other business combination transaction described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii), or (iii) the highest bid price per share of Issuer Common Stock as quoted by the brokerage firms acting as market makers for Issuer's Common Stock prior to the listing of Issuer's Common Stock on the NASDAQ National Market System and thereafter on the NASDAQ Stock Market or other principal trading market or securities exchange on which such shares are traded as reported by a recognized source during the sixty (60) business days preceding the Request Date; PROVIDED, HOWEVER, that in the event of a sale of less than all of Issuer's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets or deposit liabilities and the current market value of the remaining consolidated net assets of Issuer as determined by a nationally recognized investment banking firm selected by Holder (or the Holder Majority) and reasonably acceptable to Issuer, divided by the number of shares of the Issuer Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Holder (or the Holder Majority) and reasonably acceptable to Issuer, which determination shall be conclusive for all purposes of this Agreement.

          (e) As used herein, a "Repurchase Event" shall occur if (i) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership of (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act and the rules and regulations promulgated thereunder) shall have been formed which beneficially owns, or has the right to acquire beneficial ownership of, fifty percent (50%) or more of the then outstanding shares of Issuer Common Stock or (ii) any of the transactions described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) shall be consummated.

     9. LISTING. If Issuer Common Stock or any other securities to be acquired upon exercise of the Option are not then authorized for quotation on the NASDAQ Stock Market National Market System or any securities exchange, Issuer, upon the request of Holder, will promptly file an application to authorize for quotation the shares of Issuer Common Stock or other securities to be acquired upon exercise of the Option on the NASDAQ Stock Market National Market System and will use its best efforts to obtain approval of such listing as soon as practicable.

     10. DIVISION OF OPTION. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of Holder, upon presentation and surrender of

                                              Page 41 of 69 Pages
this Agreement at the principal office of Issuer for other agreements providing for other options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Issuer Common Stock purchasable hereunder. The terms "other agreements" and "other options" as used in the preceding sentence mean any other agreements and related options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

     11.  MISCELLANEOUS.

          (a) EXPENSES. Except as otherwise provided in Section 9, each of the parties hereto and any Holder shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including, without limitation, fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

          (b) WAIVER AND AMENDMENT. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          (c) ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARY. This Agreement, together with the Reorganization Agreement and the other documents and instruments referred to herein and therein (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          (d) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court or a federal or state regulatory authority of competent jurisdiction to be invalid, void or unenforceable, such invalid, void or unenforceable term, provision, covenant or restriction shall, if it is so susceptible, be deemed modified to the minimum extent necessary to render the same valid and enforceable and, in all events, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Without limiting the foregoing, if for any reason such court or regulatory authority determines that Holder may not legally acquire, or Issuer may not legally repurchase, the full number of shares of Issuer Common Stock as provided in Sections 3 and 8 (as adjusted pursuant to Section 7), it is the express intention of Issuer to allow Holder to acquire or to require Issuer

                                              Page 42 of 69 Pages
to repurchase the maximum number of shares as may be legally permissible without any amendment or modification hereof.

          (e) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of California without regard to any applicable conflicts of law rules.

          (f) DESCRIPTIVE HEADINGS. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          (g) NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by personal delivery, by telecopy (PROVIDED THAT copy is concurrently sent by first class U.S. mail, postage prepaid), or by mail (registered or certified mail, postage prepaid, return receipt requested) to the parties as follows:

          If to Issuer:       Cupertino National Bancorp
                              20230 Stevens Creek Boulevard
                              Cupertino, CA  95014
                              Attn:  C. Donald Allen, President
                              Fax No.:  408-996-2465

          If to Grantee:      Mid-Peninsula Bancorp
                              420 Cowper Street
                              Palo Alto, CA  94301-1504
                              Attn:  David L. Kalkbrenner, President
                              Fax No.:  415-323-7421

or to such other address as a party may have furnished to the others in writing in accordance with this paragraph, except that notices of change of address shall only be effective upon receipt. Any notice, demand or other communication given pursuant to the provisions of this Section 11(g) shall be deemed to have been given on the date actually delivered or on the third day following the date mailed, whichever first occurs.

          (h) COUNTERPARTS. This Agreement and any amendments hereto may be executed in two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed, it being understood that both parties need not sign the same counterpart.

          (i) ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder or under the Option shall be assigned by any of the parties hereto without the prior written consent of the other party, except that Grantee may assign this Agreement to a wholly-owned subsidiary of Grantee upon compliance with applicable laws.

                                              Page 43 of 69 Pages

Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and permitted assigns.

          (j) FURTHER ASSURANCES. In the event of any exercise of the Option by Holder, Issuer and Holder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

          (k) SPECIFIC PERFORMANCE. The parties hereto agree that this Agreement may be enforced by either party through specific performance, injunctive relief and other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.


     IN WITNESS WHEREOF, Issuer and Grantee have caused this Stock Option Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first written above.


CUPERTINO NATIONAL BANCORP         MID-PENINSULA BANCORP


By--------------------             By-------------------------------
     C. Donald Allen                     David L. Kalkbrenner
     President                           President

                                              Page 44 of 69 Pages

                                  THE TRANSFER OF THIS AGREEMENT IS
                               SUBJECT TO CERTAIN PROVISIONS CONTAINED
                              HEREIN AND TO RESALE RESTRICTIONS UNDER THE
                               SECURITIES ACT OF 1933, AS AMENDED, AND
                                 APPLICABLE STATE SECURITIES LAWS


                                     STOCK OPTION AGREEMENT


     This Stock Option Agreement, dated as of June 25, 1996 (the
"Agreement"), is made by and between Cupertino National Bancorp, a California corporation ("Issuer"), and Mid-Peninsula Bancorp, a California corporation ("Grantee").

     WHEREAS, Grantee and Issuer have entered into an Agreement and Plan of Reorganization and Merger dated June 5, 1996 (the "Reorganization
Agreement"), providing for, among other things, the merger of Issuer with and into Grantee (the "Merger"), with Grantee concurrently changing its name to Greater Bay Bancorp and being the surviving corporation; and

     WHEREAS, as a condition and inducement to Grantee's execution of the Reorganization Agreement, and in consideration of the grant of the option granted pursuant to the Stock Option Agreement, dated the date hereof, between Issuer as grantee and Grantee as issuer (the "Reciprocal Option"), Issuer has agreed to grant to Grantee the Option (as defined below).

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Reorganization Agreement, and intending to be legally bound hereby, Issuer and Grantee agree as follows:

     1. DEFINED TERMS. Capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Reorganization Agreement. As used in this Agreement, the following terms shall have the meanings indicated:

          (a) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (b) "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

          (c) "Holder" means Grantee and, to the extent Grantee has assigned its rights and obligations under this Agreement as permitted herein, any subsidiary of Grantee, but only to the extent such entity is the holder of rights afforded by this Agreement at the time such rights are exercised or otherwise asserted.

                                              Page 45 of 69 Pages

          (d) "Person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act and the rules and regulations thereunder.

          (e)  "Securities Act" means the Securities Act of 1933, as amended.

     2. GRANT OF OPTION. Subject to the terms and conditions set forth herein, Issuer hereby grants to Grantee an irrevocable option (the "Option") to purchase up to 361,065 shares (the "Option Shares") of Common Stock, no par value ("Issuer Common Stock"), of Issuer at a purchase price per Option Share of Fourteen and 80/100 Dollars ($14.80) (the "Purchase Price"). The Purchase Price and the number of Option Shares that may be received upon the exercise of the Option are subject to adjustment as set forth below.

     3.   EXERCISE OF OPTION.

          (a) The Holder may exercise the Option, in whole or in part, at any time and from time to time following the occurrence of a Purchase Event (as defined below); PROVIDED THAT the Option shall terminate and be of no further force and effect upon the earliest to occur of:

               (i)   the Effective Time of the Merger; or

               (ii)  12 months after the first occurrence of a Purchase Event;
or

               (iii) 18 months after the termination of the Reorganization Agreement on or following the occurrence of a Preliminary Purchase Event (as defined below); or

               (iv) termination of the Reorganization Agreement in accordance with the terms thereof prior to the occurrence of a Purchase Event or a Preliminary Purchase Event; or

               (v) the date on which the Reciprocal Option shall have become exercisable, in whole or in part, in accordance with its terms.

Notwithstanding anything to the contrary contained herein, (A) the Option may not be exercised at any time when Grantee shall be in breach of any of its covenants or agreements contained in the Reorganization Agreement such that Issuer shall be entitled (without regard to any grace period provided therein) to terminate the Reorganization Agreement pursuant to Section 12b(xi) thereof, whether or not Issuer shall have so terminated the Reorganization Agreement; (B) this Agreement and the Option shall terminate automatically upon the termination of the Reorganization Agreement by Issuer pursuant to Section 12b(xi) thereof; and (C) any purchase of shares upon exercise of the Option shall be subject to compliance with applicable law, including, without limitation, the Bank Holding Company Act of 1956, as amended.

                                              Page 46 of 69 Pages

          (b) As used herein, a "Purchase Event" means any of the following events:

               (i) The Board of Directors of Issuer shall have approved, or recommended to the Issuer's shareholders that they approve, a proposal received by Issuer from a person (other than Grantee or any subsidiary of Grantee) to effect an Acquisition Transaction (as defined below), Tender Offer (as defined below) or Exchange Offer (as defined below); or

               (ii) Issuer, without having received Grantee's prior written consent, shall have entered into an agreement with any person (other than Grantee or any subsidiary of Grantee) to effect an Acquisition Transaction; or

               (iii) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act and the rules and regulations promulgated thereunder) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of fifteen percent (15%) or more of the then outstanding shares of Issuer Common Stock.

As used herein, the term "Acquisition Transaction" shall mean (A) a merger, consolidation or similar transaction involving Issuer or any of its subsidiaries (other than internal mergers, reorganizations, consolidations or dissolutions involving only Issuer and/or existing subsidiaries and other than a merger, consolidation or similar transaction in which the common shareholders of Issuer immediately prior thereto in the aggregate own at least seventy-five percent (75%) of the common stock of the surviving or successor corporation immediately after the consummation thereof), (B) the disposition, by sale, lease, exchange or otherwise, of fifteen (15%) or more of the consolidated assets or deposit liabilities of Issuer and its subsidiaries, or (C) a purchase or other acquisition (including by way of merger, consolidation, share exchange or any similar transaction), other than by Issuer or its subsidiaries, of securities representing fifteen percent (15%) or more of the voting power of Issuer or any of its subsidiaries.

          (c) As used herein, a "Preliminary Purchase Event" means any of the following events:

               (i) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership of, or the right to acquire beneficial ownership of, or any "group" (as defined under the Exchange Act and the rules and regulations thereunder) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, ten percent (10%) or more of the then outstanding shares of Issuer Common Stock; or

                                              Page 47 of 69 Pages

               (ii) any person (other than Grantee or any subsidiary of Grantee) shall have commenced (as such term is defined in Rule 14d-2 under the Exchange Act), or shall have filed a registration statement under the Securities Act with respect to, a tender offer or exchange offer to purchase any shares of Issuer Common Stock such that, upon consummation of such offer, such person would own or control ten percent (10%) or more of the then outstanding shares of Issuer Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer", respectively); or

               (iii) Issuer, without having received Grantee's prior written consent, shall have entered into an agreement with any person (other than Grantee or any subsidiary of Grantee) with respect to, or the Board of Directors of Issuer shall have recommended that the shareholders of Issuer approve or accept, a purchase or other acquisition (including by way of merger, consolidation, share exchange or any similar transaction), other than by Issuer or its subsidiaries, representing ten percent (10%) or more of the voting power of Issuer or any of its subsidiaries; or

               (iv) any person (other than Grantee or any subsidiary of Grantee) shall have filed an application or notice with the Federal Reserve Board or other federal or state regulatory authority, which application or notice has been accepted for processing, for approval to engage in an Acquisition Transaction; or

               (v) the holders of Issuer Common Stock shall not have approved the Reorganization Agreement at the meeting of such shareholders held for the purpose of voting on the Reorganization Agreement, such meeting shall not have been held or shall have been canceled prior to termination of the Reorganization Agreement, or Issuer's Board of Directors shall have withdrawn or modified in a manner adverse to Grantee the recommendation of Issuer's Board of Directors with respect to the Reorganization Agreement, in each case after it shall have been publicly announced that any person (other than Grantee or any subsidiary of Grantee) shall have (A) made or disclosed an intention to make a proposal to engage in an Acquisition Transaction or
(B) commenced a Tender Offer or filed a registration statement under the Securities Act with respect to an Exchange Offer.

          (d) Issuer shall notify Grantee promptly in writing of the occurrence of any Purchase Event or Preliminary Purchase Event; PROVIDED, HOWEVER, such notice shall not be a condition to the right of the Holder to exercise the Option.

          (e) In the event Holder wishes to exercise the Option, it shall send to Issuer a written notice (dated the date on which it is sent to Issuer, which date is referred to as the "Notice Date") specifying (i) the total number of Option Shares it intends to purchase pursuant to such exercise and (ii) a date not earlier than three (3) business days nor later than fifteen (15) business days from the Notice Date for the closing (the "Closing") of such purchase (the "Closing Date"). The Closing shall be held at the Issuer's principal office or at such other place as Issuer and Holder may agree. If prior notification to or approval of the Federal Reserve Board or any other regulatory authority is required as a condition precedent

                                              Page 48 of 69 Pages
to such purchase, then (A) Holder shall promptly file and process the required notice or application for approval; (B) Issuer shall cooperate with Holder in the filing of the required notice or application for approval and the obtaining of any such approval; and (C) the Closing Date shall be subject to extension for such period of time, not to exceed six (6) months, as may be necessary to permit the Holder to submit such filing to, and, if necessary, to obtain such approval from, the Federal Reserve Board or other applicable regulatory authority; PROVIDED, HOWEVER, that the notice of Option exercise and such governmental filing must be made, and the Notice Date must be, no later than the date on which the Option would otherwise terminate. Any exercise of the Option shall be deemed to have occurred on the Notice Date.

     4.   PAYMENT AND DELIVERY OF CERTIFICATES.

          (a) On each Closing Date, Holder shall (i) pay to Issuer, in immediately available funds by wire transfer to a bank account designated by Issuer, an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased on such Closing Date and (ii) present and surrender this Agreement to the Issuer at the address of the Issuer specified in Section 11(g) hereof.

          (b) At each Closing, simultaneously with the delivery of immediately available funds and surrender of this Agreement as provided in
Section 4(a), (i) Issuer shall deliver to Holder (A) a certificate or certificates representing the Option Shares to be purchased at such Closing, which Option Shares shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever, and (B) if the Option is exercised in part only, an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the shares of Issuer Common Stock purchasable hereunder; and (ii) Holder shall deliver to Issuer a letter agreeing that Holder shall not offer to sell or otherwise dispose of such Option Shares in violation of the provisions of this Agreement or applicable state and federal securities laws.

          (c) Certificates for the Option Shares delivered at each Closing shall be endorsed with a restrictive legend which shall read substantially as follows:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR QUALIFIED OR REGISTERED UNDER THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND UNTIL THEY HAVE BEEN QUALIFIED OR REGISTERED UNDER APPLICABLE STATE SECURITIES LAWS, UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE ISSUER, STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THE

                                              Page 49 of 69 Pages

     SECURITIES REPRESENTED BY THIS CERTIFICATE IS ALSO
     SUBJECT TO RESALE RESTRICTIONS ARISING UNDER THE TERMS OF A STOCK OPTION AGREEMENT DATED AS OF JUNE 5, 1996, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE SECRETARY OF THE ISSUER.

It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if Holder shall have delivered to Issuer a copy of a letter from the staff of the SEC, or an opinion of counsel in form and substance reasonably satisfactory to Issuer and its counsel, to the effect that such legend is not required for purposes of the Securities Act or applicable state securities laws.

     5. REPRESENTATIONS AND WARRANTIES OF ISSUER. Issuer hereby represents and warrants to Grantee as follows:

          (a) DUE AUTHORIZATION. Issuer has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Issuer. This Agreement has been duly executed and delivered by Issuer.

          (b) AUTHORIZED STOCK. Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and, at all times from the date hereof until the obligation to deliver Issuer Common Stock upon the exercise of the Option terminates, will have reserved for issuance, upon exercise of the Option, shares of Issuer Common Stock necessary for Holder to exercise the Option, and Issuer will take all necessary corporate action to authorize and reserve for issuance all additional shares of Issuer Common Stock or other securities which may be issued pursuant to Section 7 upon exercise of the Option. The shares of Issuer Common Stock to be issued upon due exercise of the Option, including all additional shares of Issuer Common Stock or other securities which may be issuable pursuant to Section 7, upon issuance pursuant hereto, shall be duly and validly issued, fully paid and nonassessable, and shall be delivered free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever, including any preemptive rights of any stockholder of Issuer.

     6. REPRESENTATIONS AND WARRANTIES OF GRANTEE. Grantee hereby represents and warrants to Issuer that:

          (a) DUE AUTHORIZATION. Grantee has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly

                                              Page 50 of 69 Pages
authorized by all necessary corporate action on the part of Grantee. This Agreement has been duly executed and delivered by Grantee.

          (b) PURCHASE NOT FOR DISTRIBUTION. This Option is not being, and any Option Shares or other securities acquired by Grantee upon exercise of the Option will not be, acquired with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act and applicable state securities laws.

     7.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

          (a) In the event of any change in Issuer Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, combination, exchange of shares or similar transaction, the type and number of shares or securities subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, and proper provision shall be made in the documentation pertaining to such transaction so that Holder shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Holder would have received in respect of Issuer Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. If any additional shares of Issuer Common Stock are issued after the date of this Agreement (whether upon exercise of stock options or otherwise but excluding any issuance pursuant to an event described in the first sentence of this Section 7(a)), the number of shares of Issuer Common Stock subject to the Option shall be adjusted so that, after such issuance, such number of shares, together with any shares of Issuer Common Stock previously issued pursuant hereto, equals nineteen percent (19%) of the number of shares of Issuer Common Stock then issued and outstanding, without giving effect to any shares subject to or issued pursuant to the Option (with any fractional share being rounded up to the next full share). Issuer agrees that in no event shall the number of shares of Issuer Common Stock issued after the date of this Agreement pursuant to the preceding sentence, together with the number of shares of Issuer Common Stock subject to the Option, adjusted as aforesaid, exceed the number of available authorized but unissued and unreserved shares of Issuer Common Stock.

          (b) In the event that Issuer shall, prior to the occurrence of an event set forth in Section 3(a) terminating the Holder's right to exercise the Option, enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Issuer Common Stock shall be changed into or exchanged for stock or other securities of Issuer or any other person or cash or any other property or the outstanding shares of Issuer Common Stock immediately prior to such merger shall after such merger represent less than fifty percent (50%) of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its consolidated assets or deposit liabilities to any person other than

                                              Page 51 of 69 Pages

Grantee or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Grantee, of either
(A) the Acquiring Corporation (as defined below), or (B) any person that controls the Acquiring Corporation, (such person being referred to as the "Substitute Option Issuer").

          (c) The Substitute Option shall have the same terms as the Option, PROVIDED THAT if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Grantee. The Substitute Option Issuer shall also enter into an agreement with the then holder or holders of the Substitute Option in substantially the same form as this Agreement (after giving effect for such purposes to the provisions of this Agreement), which shall be applicable to the Substitute Option.

          (d) The Substitute Option shall be exercisable for such number of shares of the Substitute Common Stock (as is hereinafter defined) as is equal to the Assigned Value (as is hereinafter defined) multiplied by the number of shares of the Issuer Common Stock for which the Option was theretofore exercisable, divided by the Average Price (as is hereinafter defined). The exercise price of the Substitute Option per share of the Substitute Common Stock (the "Substitute Purchase Price") shall then be equal to the Purchase Price multiplied by a fraction in which the numerator is the number of shares of the Issuer Common Stock for which the Option was theretofore exercisable and the denominator is the number of shares of the Substitute Common Stock for which the Substitute Option is exercisable.

          (e)  As used herein, the following terms have the meanings indicated:

               (i) "Acquiring Corporation" shall mean (A) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (B) Issuer in a merger in which Issuer is the continuing or surviving person, and (C) the transferee of all or any substantial part of the Issuer's assets (or the assets of its subsidiaries).

               (ii) "Substitute Common Stock" shall mean the common stock issued by the Substitute Option Issuer upon exercise of the Substitute Option.

               (iii) "Assigned Value" shall mean the highest of (A) the price per share of the Issuer Common Stock at which a Tender Offer or Exchange Offer therefor has been made by any person (other than Grantee or a subsidiary of Grantee), (B) the price per share of the Issuer Common Stock to be paid by any person (other than Grantee or a subsidiary of Grantee) pursuant to an agreement with Issuer, and (C) the highest closing price per share of Issuer Common Stock as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source within the six-month period immediately preceding the effective date of the agreement governing the transaction described in
Section 7(b) which gave rise to the Substitute Option; PROVIDED,

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HOWEVER, that in the event of a sale of less than all of Issuer's consolidated assets or deposit liabilities, the Assigned Value shall be the sum of the price paid in such sale for such assets or deposit liabilities and the current market value of the remaining consolidated net assets of Issuer as determined by a nationally recognized investment banking firm selected by the Holder (or by a majority in interest of the Holders if there shall be more than one Holder (a "Holder Majority")) and reasonably acceptable to Issuer, divided by the number of shares of the Issuer Common Stock outstanding at the time of such sale. In the event that an exchange offer is made for the Issuer Common Stock or an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for the Issuer Common Stock shall be determined by a nationally recognized investment banking firm by Holder (or a Holder Majority) and reasonably acceptable to Issuer.

               (iv) "Average Price" shall mean the average closing price of a share of the Substitute Common Stock for the one year immediately preceding the effective date of the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of the Substitute Common Stock on the day preceding such consolidation, merger or sale; PROVIDED THAT if Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by Issuer, the person merging into Issuer or by any company which controls or is controlled by such merging person, as Holder may elect.

          (f) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than nineteen percent (19%) of the aggregate of the shares of the Substitute Common Stock outstanding prior to exercise of the Substitute Option (with any fractional share being rounded up to the next full share).

          (g) Issuer shall not enter into any transaction described in subsection (b) of this Section 7 unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Issuer hereunder and take all other actions that may be necessary so that the provisions of this Section 7 are given full force and effect (including, without limitation, any action that may be necessary so that the shares of Substitute Common Stock are in no way distinguishable from or have lesser economic value than other shares of common stock issued by the Substitute Option Issuer).

          (h) At the written request of Holder delivered to the Substitute Option Issuer prior to the occurrence of an event set forth in Section 3(a) above terminating the Substitute Option, the Substitute Option Issuer shall repurchase from Holder (i) the Substitute Option and/or (ii) all Substitute Common Stock theretofore purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this Section 7(h) is referred to as the "Substitute Option Request Date." Such repurchase shall be at an aggregate price (the "Substitute Option Repurchase Consideration") equal to the sum of
(A) the excess, if any, of (1) the Highest Closing Price (as defined below) for each share of Substitute Common Stock over (2) the Substitute

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                                              Page 53 of 69 Pages

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Purchase Price per share of Substitute Common Stock, multiplied by the number of shares of Substitute Common Stock for which the Substitute Option may then be exercised and as to which Holder has exercised its repurchase right hereunder, plus (B) the Highest Closing Price for each share of Substitute Common Stock multiplied by the number of shares of Substitute Common Stock acquired by Holder upon exercise of the Option or Substitute Option and as to which Holder has exercised its repurchase right hereunder. The term "Highest Closing Price" shall mean the highest bid price per share of Substitute
Common Stock as quoted by the brokerage firms acting as market makers for the Substitute Common Stock prior to the listing of the Substitute Common Stock on any national securities exchange and thereafter as reported by the principal trading market or securities exchange on which such shares are traded, during the sixty (60) business days preceding the Substitute Option Request Date.

          (i) The provisions of Sections 8(b), 8(c), 9 and shall apply, with appropriate adjustments, to any securities for which the Option becomes exercisable pursuant to this Section 7 and as applicable, references in such sections to "Issuer", "Option", "Purchase Price", "Issuer Common Stock", "Repurchase Consideration", and "Request Date" shall be deemed to be references to "Substitute Option Issuer", "Substitute Option", "Substitute Purchase Price", "Substitute Common Stock", "Substitute Option Repurchase Consideration", and "Substitute Option Request Date", respectively.

     8.   REPURCHASE AT THE OPTION OF GRANTEE.

          (a) At any time after the first occurrence of a Repurchase Event (as defined in Section 8(e) below), at the written request of Holder delivered to Issuer prior to the occurrence of an event set forth in Section 3(a) above terminating the Option, Issuer shall repurchase from Holder (i) the Option and (ii) all Option Shares theretofore purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this Section 8 is referred to as the "Request Date." Such repurchase shall be at an aggregate price (the "Repurchase Consideration") equal to the sum of:

               (i) the aggregate Purchase Price paid by Holder for any Option Shares acquired pursuant to the Option with respect to which Holder then has beneficial ownership;

               (ii) the excess, if any, of (A) the Applicable Price (as defined below) for each Option Share over (B) the Purchase Price per Option Share (subject to adjustment pursuant to Section 7(a)), multiplied by the number of Option Shares with respect to which the Option has not been exercised; and

               (iii) the excess, if any, of the Applicable Price over the Purchase Price (subject to adjustment pursuant to Section 7(a)) paid (or, in the case of Option Shares with respect to which the Option has been exercised but the Closing Date has not occurred, payable) by Holder for each Option Share with respect to which the Option has been

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                                              Page 54 of 69 Pages
exercised and with respect to which Holder then has beneficial ownership, multiplied by the number of such shares.

          (b) If Holder exercises its rights under this Section 8, Issuer shall, within ten (10) business days after the Request Date, pay the Repurchase Consideration to Holder in immediately available funds, and Holder shall surrender to Issuer the Option and the certificates evidencing the Option Shares purchased thereunder with respect to which Holder then has beneficial ownership and has designated to be repurchased, and Holder shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all liens, claims, charges and encumbrances of any kind whatsoever.

          (c) Notwithstanding the provisions hereof to the contrary, to the extent that Issuer is prohibited under applicable law, regulation or administrative policy from repurchasing all or any portion of the Option or Option Shares, then (i) Issuer shall promptly give notice of such fact to Holder; (ii) Issuer shall, from time to time subject to the last sentence of this Section 8(c), deliver to Holder that portion of the Repurchase Consideration that it is not then so prohibited from paying; (iii) at Holder's request, Issuer shall promptly file any required notice or application for approval and expeditiously process the same. After Holder's receipt of such notice from Issuer, Issuer shall not be in breach of its repurchase obligation hereunder to the extent it is or remains, despite reasonable efforts to obtain any required approvals, legally prohibited from repurchasing the Option or Option Shares. Holder shall have the right (A) to revoke its request for repurchase with respect to the portion of the Option or Option Shares that Issuer is prohibited from repurchasing, (B) to require Issuer to deliver to Holder the Option and/or Option Shares Issuer is prohibited from repurchasing, and (C) to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less the number of such Option Shares in respect of which the Repurchase Consideration has been lawfully paid. Notwithstanding anything herein to the contrary, Issuer shall not be obligated to repurchase all or any part of the Option or Option Shares pursuant to more than one written request from Holder, except that Issuer shall be obligated to repurchase, pursuant to more than one written request, any Option or Option Shares in the event that Holder (1) has revoked its request for repurchase in accordance with the provisions of this Section 8 prior to the occurrence of an event set forth in
Section 3(a) terminating the Holder's right to exercise the Option and (2) has delivered, prior to such event, a new written notice requesting a repurchase. If an event set forth in Section 3(a) terminating the Holder's right to exercise the Option occurs prior to, or is scheduled to occur within, sixty (60) days after the date of the notice by Issuer described in clause 8(c)(i) above, then, notwithstanding the occurrence of such terminating event, Holder shall have the right to receive the Repurchase Consideration to the extent Issuer is or becomes, within a sixty (60) day period from the date of such notice by Issuer, legally permitted to repurchase. Except as set forth in the preceding sentence, Holder's repurchase rights under this Agreement shall terminate concurrently with the termination of Holder's right to exercise the Option, pursuant to Section 3(a).

                                              Page 55 of 69 Pages

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          (d)  For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of Issuer Common Stock paid for any such share by the person or groups described in Section 8(e)(i), (ii) the price per share of Issuer Common Stock received by holders of Issuer Common Stock in connection with any merger or other business combination transaction described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii), or (iii) the highest closing price per share of Issuer Common Stock as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source during the sixty (60) business days preceding the Request Date; PROVIDED, HOWEVER, that in the event of a sale of less than all of Issuer's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets or deposit liabilities and the current market value of the remaining consolidated net assets of Issuer as determined by a nationally recognized investment banking firm selected by Holder (or the Holder Majority) and reasonably acceptable to Issuer, divided by the number of shares of the Issuer Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Holder (or the Holder Majority) and reasonably acceptable to Issuer, which determination shall be conclusive for all purposes of this Agreement.

          (e) As used herein, a "Repurchase Event" shall occur if (i) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership of (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act and the rules and regulations promulgated thereunder) shall have been formed which beneficially owns, or has the right to acquire beneficial ownership of, fifty percent (50%) or more of the then outstanding shares of Issuer Common Stock or (ii) any of the transactions described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) shall be consummated.

     9. LISTING. If Issuer Common Stock or any other securities to be acquired upon exercise of the Option are not then authorized for quotation on the NASDAQ Stock Market National Market System or any securities exchange, Issuer, upon the request of Holder, will promptly file an application to authorize for quotation the shares of Issuer Common Stock or other securities to be acquired upon exercise of the Option on the NASDAQ Stock Market National Market System or such other securities exchange and will use its best efforts to obtain approval of such listing as soon as practicable.

     10. DIVISION OF OPTION. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of Holder, upon presentation and surrender of this Agreement at the principal office of Issuer for other agreements providing for other options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Issuer Common Stock purchasable hereunder. The terms "other agreements" and "other options" as used in the preceding sentence mean any other agreements and related options for which this Agreement (and the Option granted hereby) may be

                                              Page 56 of 69 Pages
exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

     11.  MISCELLANEOUS.

          (a) EXPENSES. Except as otherwise provided in Section 9, each of the parties hereto and any Holder shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including, without limitation, fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

          (b) WAIVER AND AMENDMENT. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          (c) ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARY. This Agreement, together with the Reorganization Agreement and the other documents and instruments referred to herein and therein (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          (d) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court or a federal or state regulatory authority of competent jurisdiction to be invalid, void or unenforceable, such invalid, void or unenforceable term, provision, covenant or restriction shall, if it is so susceptible, be deemed modified to the minimum extent necessary to render the same valid and enforceable and, in all events, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Without limiting the foregoing, if for any reason such court or regulatory authority determines that Holder may not legally acquire, or Issuer may not legally repurchase, the full number of shares of Issuer Common Stock as provided in Sections 3 and 8 (as adjusted pursuant to Section 7), it is the express intention of Issuer to allow Holder to acquire or to require Issuer to repurchase the maximum number of shares as may be legally permissible without any amendment or modification hereof.

                                              Page 57 of 69 Pages

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          (e)  GOVERNING LAW.  This Agreement shall be governed and construed in accordance with the laws of the State of California without regard to any applicable conflicts of law rules.

          (f) DESCRIPTIVE HEADINGS. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          (g) NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by personal delivery, by telecopy (PROVIDED THAT copy is concurrently sent by first class U.S. mail, postage prepaid), or by mail (registered or certified mail, postage prepaid, return receipt requested) to the parties as follows:

          If to Issuer:       Cupertino National Bancorp
                              20230 Stevens Creek Boulevard
                              Cupertino, CA  95014
                              Attn:  C. Donald Allen, President
                              Fax No.:  408-996-2465

          If to Grantee:      Mid-Peninsula Bancorp
                              420 Cowper Street
                              Palo Alto, CA  94301-1504
                              Attn:  David L. Kalkbrenner, President
                              Fax No.:  415-323-7421

or to such other address as a party may have furnished to the others in writing in accordance with this paragraph, except that notices of change of address shall only be effective upon receipt. Any notice, demand or other communication given pursuant to the provisions of this Section 11(g) shall be deemed to have been given on the date actually delivered or on the third day following the date mailed, whichever first occurs.

          (h) COUNTERPARTS. This Agreement and any amendments hereto may be executed in two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed, it being understood that both parties need not sign the same counterpart.

          (i) ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder or under the Option shall be assigned by any of the parties hereto without the prior written consent of the other party, except that Grantee may assign this Agreement to a wholly-owned subsidiary of Grantee upon compliance with applicable laws. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and permitted assigns.

                                              Page 58 of 69 Pages

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          (j)  FURTHER ASSURANCES.  In the event of any exercise of the
Option by Holder, Issuer and Holder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

          (k) SPECIFIC PERFORMANCE. The parties hereto agree that this Agreement may be enforced by either party through specific performance, injunctive relief and other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

     IN WITNESS WHEREOF, Issuer and Grantee have caused this Stock Option Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first written above.

CUPERTINO NATIONAL BANCORP         MID-PENINSULA BANCORP


By--------------------             By-----------------------------
     C. Donald Allen                     David L. Kalkbrenner
     President                           President


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                                              Page 59 of 69 Pages